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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 12, 1997

                             CORE LABORATORIES N.V.
             (Exact name of registrant as specified in its charter)

      THE NETHERLANDS                                NOT APPLICABLE
(State or other jurisdiction                        (I.R.S. Employer
     of incorporation)                             Identification No.)

                                     0-26710
                            (Commission File Number)

             HERENGRACHT 424
            1017 BZ AMSTERDAM
             THE NETHERLANDS                         NOT APPLICABLE
(Address of principal executive offices)               (Zip Code)

      Registrant's telephone number, including area code: (31-20) 420-3191

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

    On May 12, 1997, Core Laboratories N.V. (the "Company") consummated the acquisition of Saybolt International B.V. for $67 million in cash and the assumption of approximately $5 million of net debt. Saybolt International B.V., and its subsidiaries ("Saybolt") provide analytical and field services to characterize and test crude oil and petroleum products to the oil industry. Saybolt operates in over 40 countries and has approximately 1,650 employees. Saybolt reported revenues of $105,358,000, $97,803,000 and $90,258,000 in 1996,
1995 and 1994, respectively. The transaction was accounted for under the purchase method and financed using additional borrowings. Accordingly, due to the acquisition exceeding 20% of the Company's assets at December 31, 1996, as required in Rule 3-05 of Regulation S-X, the Company will file within 60 days certain required financial statements and proforma information.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial statements of business acquired.

        The Company will file within sixty (60) days the required financial statements of the acquired business.

    (b) Pro forma financial information.

        The Company will file within sixty (60) days the required pro forma financial statements.

    (c) Exhibits.

        The following exhibits are filed herewith:

        10.1 Credit Agreement among Core Laboratories N.V., Core Laboratories, Inc., Core Laboratories (U.K.) Limited, Bankers Trust Company, and NationsBank, N.A., dated as of May 12, 1997.

        10.2 Stock Purchase Agreement among Core Laboratories N.V., Saybolt International B.V. and the shareholders of Saybolt International B.V., dated as of April 16, 1997.

        10.3 Employment agreement among Saybolt Netherlands B.V. and Frerik Pluimers dated as of May 12, 1997.

        10.4 Escrow Agreement among Core Laboratories N.V., each of the shareholders of Saybolt International B.V. and Chase Manhattan Bank dated as of May 12, 1997.

        99.1 News Release of Core Laboratories N.V. regarding the acquisition of Saybolt dated May 12, 1997.

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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CORE LABORATORIES N.V.
                                  by:  Core Laboratories International B.V.


Dated:   May 23, 1997             By: /s/ RICHARD L. BERGMARK
                                      Richard L. Bergmark
                                      Chief Financial Officer and Treasurer
                                      (Principal Financial Officer and
                                      Chief Accounting Officer)